Property and equipment, net	12 Months Ended
Mar. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net

9.	Property and equipment, net
Property and equipment consist of the following:

	As of March 31, 2020	As of March 31, 2021
	RMB	RMB
Cost:
Warehouse equipment	2,426	2,513
Furniture, computer and office equipment	5,864	6,592
Vehicles	1,912	2,891
Leasehold improvement	5,555	10,056
Software	2,695	2,709

Total cost	18,452	24,761
Less: Accumulated depreciation	(13,471)	(16,375)

Property and equipment, net	4,981	8,386

The total amounts charged to the consolidated statements of comprehensive loss for depreciation and amortization expenses amounted to approximately RMB3.00 million, RMB2.66 million and RMB3.08 million for the years ended March 31, 2019, 2020 and 2021, respectively.